Exhibit 10.1

RECORDING REQUESTED BY AND

UPON RECORDING RETURN TO:

Susan Reid, Esq.

Preston Gates & Ellis LLP

55 Second Street, Suite 1700

San Francisco, California 94105

———————————SPACE ABOVE THIS LINE FOR RECORDER’S USE———————————

FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING STATEMENT AND TO

ASSIGNMENT OF LEASES AND RENTS

THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT AND TO ASSIGNMENT OF LEASES AND RENTS (“First Amendment”) is made this 22nd day of September, 2004 (the “Effective Date”), by and among CATELLUS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (“COLP”) (as successor by merger to Catellus Development Corporation, a Delaware corporation (“Original CDC”)), CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation (“Pledgor”) (formerly known as Catellus SubCo, Inc.), and COMMONWEALTH LAND TITLE COMPANY (“Trustee”), whose address is One Market Street, Spear Street Tower, Suite 1850, San Francisco, CA 94105-1019, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”).

RECITALS:

A. Lender agreed to make, and Original CDC agreed to accept, a loan (the “Loan”) in the original principal amount of $101,780,000.00.

B. To evidence the Loan, Original CDC executed and delivered to Lender a Promissory Note (as amended from time to time, the “Note”), dated March 28, 2002, in the original principal amount of $101,780,000.00.

C. Pursuant to that certain Loan Agreement (as amended from time to time, the “Loan Agreement”) dated March 28, 2002, by and between Lender and Original CDC, the Loan was advanced in separate disbursements.

D. As part of the First Disbursement (as defined in the Loan Agreement) and as security for the Note, Original CDC executed and delivered, among other things, (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (the “Deed of Trust”), dated March 28, 2002, which was recorded on April 5, 2002, in the Official Records of the County of San Bernardino (the “Official Records”) as Document No. 2002-0169689, and which conveyed, among other things, Original CDC’s interest in the Property (as defined in the Deed of Trust), and (ii) that certain Assignment of Leases and Rents (the “Assignment”), dated March 28, 2002, which was recorded on April 5, 2002, in the Official Records as Document No. 2002-0169690. The Allocated Loan Proceeds (as defined in the Loan Agreement) for the Property are $2,750,000.00.

E. COLP is the successor by merger to Original CDC, the original Borrower under the Deed of Trust and owner of the Property, and, by operation of law, COLP assumed the Loan.

F. Pursuant to a Grant Deed of even date herewith, COLP distributed the Property to Pledgor, subject to the lien of the Deed of Trust and Assignment.

G. Pledgor has agreed to join in the execution of this First Amendment in order to acknowledge that its right, title and interest in the Property is subject to the lien of the Deed of Trust and to the Assignment, upon the terms and conditions set forth therein, as modified herein, and as continuing security for the Loan.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, COLP, Pledgor and Lender agree as follows:

Section 1. Recitals and Definitions. The foregoing recitals are true and correct and by this reference incorporated herein. All capitalized words and phrases herein shall, unless otherwise defined, have the meanings ascribed to them in the Deed of Trust.

Section 2. Consent to Transfer of the Property. Lender hereby consents to the transfer of the Property to Pledgor, and Pledgor acknowledges that the Property continues to be burdened by all of the terms, covenants, conditions, and obligations of the Deed of Trust and Assignment, as modified hereby, including the exceptions to Borrower’s limitation of liability set forth in Section 15.1. The Deed of Trust is hereby modified by including Pledgor within the definitions of “Borrower” and “CDC” under the Deed of Trust, and Pledgor agrees, along with COLP, to be bound by the obligations and limitations of Borrower and CDC under the Deed of Trust to the extent applicable to the Property, including, without limitation, the exceptions to Borrower’s limitation of liability set forth in Section 15.1.

Section 3. Modification to Deed of Trust. The Deed of Trust is hereby modified by changing the new address of Trustee to the address noted in the first paragraph hereof and adding the following as new Article XX:

“ARTICLE XX

WAIVER AND JOINDER PROVISIONS

Section 20.1. Joinder and Waiver Provisions.

(a) Pledgor joins in the execution of this Deed of Trust for the purpose of (i) securing payment and performance of the Obligations, provided that Pledgor is not personally liable for the payment or performance of the Obligations, Pledgor’s liability under this Deed of Trust being limited to Pledgor’s right, title and interest, if any, in the Land and the other Property; (ii) conveying to Trustee all of Pledgor’s right, title and interest in and to the Property and to each of the provisions of this Deed of Trust; and (iii) assigning to Lender absolutely and not merely as additional security for the payment and performance of the Obligations as more fully set forth in the Assignment, all of Pledgor’s right, title and interest, if any, in and to the Leases and the Rents, in each instance subject to the conditions set forth in the Section entitled “Conditions to Grant,” provided that the foregoing does not limit, qualify or affect in any way the present, absolute nature of the Assignment.

(b) Pledgor agrees that any and all conditions precedent or subsequent to subjecting its interest in the Property to the lien of this Deed of Trust have either been satisfied or are expressly and irrevocably waived. Pledgor has no defense to the foreclosure of this Deed of Trust or the enforcement of any remedy provided for herein or in any other document evidencing the Loan and agrees that this Deed of Trust shall at all times be and remain a valid first and prior lien and charge upon its interest in the Property for the repayment of the full indebtedness secured hereby and any renewal or extensions thereof without regard to any act or omission of BORROWER, Trustee or Lender, either past, present or future. Without limiting the foregoing, Pledgor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder, including without limitation, diligence, presentment, demand for payment, protest, and all notices which may be required by statute, rule of law or otherwise to preserve intact Lender’s rights against Pledgor hereunder, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents by Lender and Borrower or Pledgor, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest and, generally, all demands, notices and other formalities of every kind in connection with the Loan Documents, and all rights to require Lender to proceed against Borrower or Pledgor or to pursue any other remedy it may now or hereafter have against Borrower or Pledgor.

(i) Without limiting the generality of the foregoing and notwithstanding any rights and benefits that may otherwise apply to a surety, Pledgor:

(A) hereby waives the rights and benefits under Civil Code Section 2819, and agrees that its liability shall continue even if Lender’s remedies or rights against Borrower or Pledgor are in any way impaired or suspended without Pledgor’s consent;

(B) hereby waives any and all benefits and defenses under Civil Code Section 2810 and agrees that Pledgor is liable even if Borrower had no liability at the time of execution of the Note, the other Loan Documents or thereafter ceased to be liable;

(C) hereby waives any and all benefits and defenses under Civil Code Section 2809 and agrees that its liability may be larger in amount and more burdensome than that of Borrower;

(D) hereby waives any and all benefits and defenses under Civil Code Sections 2845, 2849, 2850, 2899 and 3433, including, without limitation, any right to require Lender to (i) proceed against Borrower or any other pledgor, or (ii) pursue any other right or remedy for Pledgor’s benefit, and agrees that Lender may proceed against Pledgor’s right, title and interest in the Land and the other Property for the obligations under the Loan Documents without taking any action against Borrower or any other pledgor and except as expressly provided herein to the contrary without proceeding against any other collateral Lender holds;

(E) agrees that Lender may unqualifiedly exercise, in its sole and absolute discretion, any or all rights and remedies available to it against Borrower or any other pledgor without impairing Lender’s rights and remedies in enforcing the Loan Documents against Pledgor; and

(F) agrees that Lender’s exercise of certain of such rights or remedies may affect or eliminate Pledgor’s right of subrogation or recovery against Borrower or another pledgor and that Pledgor may incur partially or totally non-reimbursable liability under this Deed of Trust.

(ii) Pledgor hereby waives all benefits and defenses under Civil Code Sections 2847, 2848 and 2849 and agrees that Pledgor shall have no right of subrogation or reimbursement against Borrower or any other pledgor, no right of subrogation against any collateral or security provided for in the Loan Documents and no right of contribution against any other pledgor unless and until all amounts due under the Loan Documents have been paid in full and Lender has released, transferred or disposed of all of its right, title and interest in the Property. To the extent any Pledgor’s waiver of these rights of subrogation, reimbursement or contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, Pledgor agrees that Pledgor’s rights of subrogation and reimbursement against Borrower or any other pledgor and right of subrogation against any collateral or security shall be unconditionally junior and subordinate to Lender’s rights against Borrower and to Lender’s right, title and interest in such collateral or security, and Pledgor’s right of contribution against any other pledgor shall be unconditionally junior and subordinate to Lender’s rights against such other pledgor.

(iii) Pledgor agrees that it shall not be released or discharged, in whole or in part, by (i) Lender’s failure to perfect or continue the perfection of any lien or security interest in collateral which secures the obligations of Borrower, (ii) Lender’s failure to protect the Property covered by such lien or security interest, or (iii) any consent by Lender to the transfer, subordination, release, substitution or liquidation of any portion of the collateral which secures the obligations of Borrower.

(iv) So long as any of the obligations secured hereby shall remain owing to Lender, Pledgor shall not, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of Pledgor or against Borrower or any other pledgor.

(v) Pledgor’s waivers herein are made knowing that their intent is to deprive Pledgor of the benefits and defenses that would or could otherwise be available to Pledgor as a guarantor under the statutory provisions and case law referenced herein.

(vi) If any payment by Borrower is held to constitute a preference under any applicable bankruptcy or similar laws, or if for any reason Lender is required to refund any sums to Borrower, such amounts shall not constitute a release of any liability hereunder. It is the intention of Lender and Pledgor that Pledgor’s obligations hereunder shall not be discharged except by Borrower’s performance of such obligations and then only to the extent of such performance.

(vii) Pledgor agrees that any indebtedness of Borrower now or hereafter held by Pledgor is hereby and shall be unconditionally subordinated to all indebtedness of Borrower to Lender and any such indebtedness of Borrower shall be collected, enforced and received by Pledgor, as trustee for Lender, but without reducing or affecting in any manner the liability of Pledgor under the other provisions of the Loan Documents.

(viii) Pledgor hereby waives all rights and remedies arising out of an election of remedies by Lender, even though, that election of remedies, such as non-judicial foreclosure with respect to security for the obligations under the Loan Documents, has destroyed Pledgor’s rights of subrogation and reimbursement against Borrower or any other pledgor. In addition, Pledgor hereby waives all defenses that Pledgor may have because the obligations under the Loan Documents are secured by real property in addition to the Property.

(ix) Pledgor acknowledges that nothing contained in the Deed of Trust shall affect any of Borrower’s or any Pledgor’s obligations under any lease agreement relating to the Property.

(x) Pledgor further acknowledges that:

(A) Lender would not make the Loan without the agreements in this Deed of Trust;

(B) such agreements shall be the whole and only agreement between the parties with respect to the subjecting of Pledgor’s interest in the Property to the lien and charge of this Deed of Trust;

(C) Pledgor consents to, and approves of, the instructions of Borrower to Lender as to the disbursement of the proceeds of the Loan;

(D) Lender in making such disbursement is under no obligation or duty to, nor has Lender represented that it will see to, the application of such proceeds and any application or use of such proceeds for any purpose shall not defeat the encumbrance hereby made either in whole or in part;

(E) Pledgor intentionally and unconditionally subjects its interests in the Property to the lien and charge of this Deed of Trust and understands that, in reliance upon, and in consideration of so doing, specific loans and advances are being, and will be made, and specific monetary and other obligations are being, and will be, entered into which would not be made or entered into but for said reliance upon such encumbrance;

(F) Borrower’s performance of any of Pledgor’s obligations herein shall be deemed to be performance by Pledgor to the extent performed by Borrower; and

(G) the making of the Loan will benefit Pledgor, at least to the extent that (A) the encumbrance on Pledgor’s interest in the Property, and (B) other expenses (including the cost to complete construction) with respect to the Property, are paid with the proceeds of the Loan (but not in excess of the value of Pledgor’s interest in the Property).”

Section 4. Modification to Assignment. The Assignment is hereby modified by including Pledgor within the definition of “Borrower” under the Assignment, and Pledgor agrees, along with COLP, to be bound by the obligations and limitations of Borrower under the Assignment.

Section 5. Grant; Confirmation of Lien. Pledgor acknowledges and agrees that the Obligations are secured by the Deed of Trust and the Assignment, as amended by this First Amendment, and in confirmation thereof, Pledgor hereby irrevocably grants, warrants, conveys and assigns to Trustee in trust, WITH POWER OF SALE, and grants to Trustee a security interest in, all right, title and interest in, the Property for the uses and purposes set forth in the Deed of Trust, as amended by this First Amendment.

Section 6. Warranties. Pledgor and COLP hereby make, ratify and confirm all representations and warranties included in the Deed of Trust as though made by each of them and set forth herein in their entirety, and as of the date first written above to the extent applicable to the Property.

Section 7. COLP’s Acknowledgements and Reaffirmation. COLP, as successor by merger to Original CDC, expressly acknowledges and agrees that COLP is fully liable for and bound by all of the obligations and liabilities under all of the Loan Documents including the Note and exceptions to the limitations on recourse as set forth in the Loan Documents.

Section 8. Construction; Priority. The provisions of the Deed of Trust, and Assignment, as each is amended by this First Amendment, shall, as amended, constitute and be construed as one document, and any reference to the Deed of Trust and/or the Assignment in the Loan Documents shall mean the applicable document, as amended by this First Amendment. Except as specifically provided herein, none of the provisions herein contained shall in any way be construed as a modification of any of the terms and conditions of the Deed of Trust or the Assignment, as applicable, and all other terms and conditions of the Deed of Trust and the Assignment shall remain unchanged and in full force and effect. This First Amendment shall in no way impair the lien, charge or priority of the Deed of Trust or the Assignment, or any other of the Loan Documents upon all property covered thereby.

Section 9. Applicable Law. This First Amendment is governed by and will be construed in accordance with the Laws of the state or commonwealth which govern the Deed of Trust, except to the extent that the Uniform Commercial Code (as defined in the Deed of Trust) requires otherwise.

Section 10. Further Amendment. The Loan Documents may not be further amended orally or by any act or omission made individually by COLP, Pledgor, Lender or Trustee but may be further amended only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

Section 11. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Deed of Trust, all of the covenants of the Deed of Trust, the Assignment, and this First Amendment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and the Deed of Trust, as amended by this First Amendment.

Section 12. Counterparts. Duplicate counterparts of this First Amendment may be executed and together will constitute a single original document.

[Signature page follows.]

IN WITNESS WHEREOF, COLP, Pledgor and Lender have executed and delivered this First Amendment as of the date first set forth above.

COLP:

Catellus Operating Limited Partnership,
a Delaware limited partnership

By:	Catellus Development Corporation (formerly known as Catellus SubCo, Inc.), a Delaware corporation, its sole general partner

By:
Name:
Its:

Pledgor:

Catellus Development Corporation (formerly known as Catellus SubCo, Inc.), a Delaware corporation

By:
Name:
Its:

[Signatures continue on next page.]

Lender

Teachers Insurance and Annuity Association of America, a New York corporation

By:
Name:
Its:

[Acknowledgments begin on next page.]

ACKNOWLEDGEMENTS

STATE OF CALIFORNIA	)
) ss:
COUNTY OF SAN FRANCISCO	)

On                     , before me, the undersigned, a Notary Public in and for said State, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

Name